SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Short Duration High Income Fund
The following information replaces similar information relating to the fund under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information.
The following waivers are currently in effect:
The Advisor has contractually agreed through January 31, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired fund fees and expenses) at 0.85%, 0.60%, 0.60% and 0.60% for Class A, Class R6, Institutional Class and Class S, respectively. These agreements may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
December 12, 2018
SAISTKR-444